UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2021
 Newpark Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Boulevard,	Suite 100
The Woodlands,	Texas	77381
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (281) 362-6800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 6, 2020, the executive management of Newpark Resources, Inc. (the “Company”) voluntarily agreed to a fifteen percent (15%) temporary reduction in their base salaries for the period beginning on April 1, 2020 and ending on a future date to be agreed by and between the applicable executive officer and the Compensation Committee of the Board of Directors of the Company (the “Temporary Reduction Period”). On August 12, 2020, Paul L. Howes, the President and Chief Executive Officer of the Company, voluntarily agreed to a further ten percent (10%) temporary reduction in his base salary for the period beginning on August 12, 2020 and ending on a future date to be agreed by and between Mr. Howes and the Compensation Committee of the Board of Directors of the Company. Finally, on May 19, 2021, the executive management of the Company and the Compensation Committee of the Board of Directors of the Company agreed to end such austerity measures effective July 1, 2021 by reinstating on such date the original salaries of executive management that were in place immediately prior to April 1, 2020. The following table sets forth, for each applicable executive officer, their original base salary (the “Original Base Salary”), their applicable reduced base salary (the “Reduced Base Salary”) and their reinstated base salary effective July 1, 2021 (the “Reinstated Base Salary”).

Executive/Title	Original Base Salary (Pre-April 1, 2020)	Reduced Base Salary (April 1, 2020 – August 11, 2020)	Reduced Base Salary (August 12, 2020 – June 30, 2021)	Reinstated Base Salary (effective July 1, 2021)
Paul L. Howes President and Chief Executive Officer	$828,000	$703,800	$633,520	$828,000
Gregg S. Piontek Senior Vice President and Chief Financial Officer	$438,300	$372,555	$372,555	$438,300
David Paterson Vice President and President of Newpark Fluids Systems	$435,000	$369,750	$369,750	$435,000
E. Chipman Earle Vice President, General Counsel, Chief Administrative Officer and Secretary	$424,400	$360,740	$360,740	$424,400
Matthew Lanigan Vice President and President of Newpark Industrial Solutions	$423,500	$359,975	$359,975	$423,500
In connection with the reinstatement of their base salaries, each of the executive officers listed above, with the approval of the Compensation Committee of the Company’s Board of Directors (and with respect to Mr. Howes, the independent members of the Board of Directors), entered into substantially similar amendments to their respective employment agreements and change in control agreements, as applicable (collectively, the “Amendments”) to reflect the reinstatement of their base salaries.
The actual salary paid to the applicable executive officer in 2021 (consisting of the applicable Reduced Base Salary from January 1, 2021 to June 30, 2021 and the Reinstated Base Salary from July 1, 2021 to December 31, 2021) will be used for purposes of determining such executive officer’s bonus payable, if any, for fiscal year 2021. Except as modified by the respective Amendments, the employment agreements and change in control agreements otherwise remain in effect.
The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are attached hereto as exhibits and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 1, 2021, in accordance with the terms of that certain Rights Agreement dated as of May 27, 2020, by and between the Company and Broadridge Corporate Issuer Solutions, Inc., as rights agent (as amended, the “Rights Agreement”), the rights issued thereunder expired.
On May 20, 2021, the Company filed with the office of the Secretary of State of the State of Delaware a Certificate of Elimination (the “Certificate of Elimination”), which, effective upon filing, eliminated from the Company’s Restated Certificate of Incorporation all matters set forth in the Company’s Certificate of Designation, Preferences, and Rights of Series D Junior Participating Preferred Stock of Newpark Resources, Inc. (the “Series D Junior Participating Preferred Stock”), as filed with the Secretary of State of the State of Delaware on May 28, 2020. The 120,000 shares of preferred stock previously designated as Series D Junior Participating Preferred Stock were eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation. The Company’s stockholders are not required to take any action as a result of the expiration of the Rights Agreement. No shares of the Series D Junior Participating Preferred Stock were issued and outstanding at the time of filing of the Certificate of Elimination.
The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 20, 2021, the following proposals were submitted to the Company’s stockholders at the Company’s 2021 Annual Meeting of Stockholders.
1.The election of seven director nominees to our Board of Directors;
2.An advisory vote to approve our named executive officer compensation;
3.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2021;
4.Approval of an amendment to our Amended and Restated 2015 Employee Equity Incentive Plan;
5.Approval of an amendment to our 2014 Non-Employee Directors’ Restricted Stock Plan; and
6.Approval of the Exclusive Forum Selection Provision in our Amended and Restated Bylaws.
The proposals are more fully described in the Company’s Proxy Statement. The following are the final vote results along with a brief description of each proposal.
Proposal 1: Election of Directors: The stockholders of the Company elected each of the following director nominees for a term that will continue until the 2022 Annual Meeting of Stockholders.

Director	For	Against	Abstain	Broker Non-Votes
Anthony J. Best	56,060,314	5,085,925	5,230	18,555,532
G. Stephen Finley	46,721,783	14,424,426	5,260	18,555,532
Paul L. Howes	56,070,092	5,070,338	11,039	18,555,532
Roderick A. Larson	44,697,950	16,448,171	5,348	18,555,532
Michael A. Lewis	61,019,959	126,156	5,354	18,555,532
John C. Mingé	47,707,533	13,438,298	5,638	18,555,532
Rose M. Robeson	52,443,161	8,702,941	5,367	18,555,532

Proposal 2: An advisory vote on named executive officer compensation: The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
58,842,021	2,234,533	74,915	18,555,532
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm: The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2021.

For	Against	Abstain	Broker Non-Votes
75,703,784	3,990,948	12,269	0
Proposal 4: Approval of an amendment to our Amended and Restated 2015 Employee Equity Incentive Plan: The stockholders of the Company approved the amendment to our Amended and Restated 2015 Employee Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
56,343,377	4,775,976	32,116	18,555,532
Proposal 5: Approval of an amendment to our 2014 Non-Employee Directors’ Restricted Stock Plan: The stockholders of the Company approved the amendment to our 2014 Non-Employee Directors’ Restricted Stock Plan.

For	Against	Abstain	Broker Non-Votes
56,441,001	4,683,312	27,156	18,555,532
Proposal 6: Approval of the Exclusive Forum Selection Provision in our Amended and Restated Bylaws: The stockholders of the Company approved the Exclusive Forum Selection Provision in our Amended and Restated Bylaws.

For	Against	Abstain	Broker Non-Votes
37,014,086	24,116,239	21,144	18,555,532
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination of the Series D Junior Participating Preferred Stock of Newpark Resources, Inc.
10.1	Amendment to Amended and Restated Employment Agreement dated May 19, 2021, between Newpark Resources, Inc. and Paul L. Howes.
10.2	Amendment to Employment Agreement and Change of Control Agreement dated May 19, 2021, between Newpark Resources, Inc. and Gregg S. Piontek.
10.3	Amendment to Employment Agreement and Change in Control Agreement dated May 19, 2021 between Newpark Resources, Inc. and David Paterson.
10.4	Amendment to Employment Agreement and Change in Control Agreement dated May 19, 2021 between Newpark Resources, Inc. and E. Chipman Earle.
10.5	Amendment to Employment Agreement and Change in Control Agreement dated May 19, 2021 between Newpark Resources, Inc. and Matthew Lanigan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
(Registrant)

Date:	May 24, 2021	By:	/s/ E. Chipman Earle
E. Chipman Earle
VP, General Counsel and Corporate Secretary